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Exhibit 10.57

JOINDER AGREEMENT

        Reference is hereby made to the Securities Exchange Agreement dated as of February 21, 2003 (the "Exchange Agreement"), by and between the iBasis, Inc. (the "Company"), iBasis Global, Inc. ("Global" and, together with the Company, the "Borrower"), iBasis Securities Corporation, JMG Triton Offshore Fund Limited CITCO and the other Exchanging Holders named therein, and U.S. Bank National Association, as Collateral Agent, Fiscal Agent and Warrant Agent (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Exchange Agreement.

        Pursuant to the terms and conditions of the Exchange Agreement, the Borrower, the Agent and the persons set forth on Annex A hereto (the "Acceding Holders" and each, individually, an "Acceding Holder") and each person that becomes an Acceding Holder to this Joinder Agreement pursuant to Section 9 hereof hereby agree as follows:

        SECTION 1.    Subject to the terms and conditions of this Joinder Agreement, dated as of May 29, 2003 (this "Joinder Agreement"), each Acceding Holder hereby agrees to exchange, on or as of the Effective Date (as defined below), Convertible Notes in the aggregate principal amount set forth opposite such Acceding Holder's name on Annex A hereto for (a) the aggregate principal amount set forth opposite such Acceding Holder's name on Annex A hereto of the Borrower's 11.5% Senior Secured Notes due 2005 and (b) Warrants exercisable for an aggregate number of shares of Common Stock set forth opposite such Acceding Holder's name on Annex A hereto, all in accordance with the terms and conditions set forth in the Exchange Agreement. Each Acceding Holder hereby agrees to be bound by, and hereby requests the agreement of the Borrower and the Agent that such Acceding Holder shall be entitled to the benefits of, all of the terms, conditions and provisions of the Exchange Agreement as if such Acceding Holder had been one of the Persons originally executing the Exchange Agreement as an "Exchanging Holder"; provided that nothing herein shall be construed as making such Acceding Holder liable to the Borrower or the other Exchanging Holders or the Borrower liable to such Acceding Holder in respect of any acts or omissions of any party to the Exchange Agreement or in respect of any other event occurring prior to the Effective Date (as defined below) of this Joinder Agreement. Furthermore, each Acceding Holder expressly acknowledges and agrees that by executing and delivering this Joinder Agreement (i) it becomes a party to the Exchange Agreement, the Intercreditor Agreement and the Subordination Agreement, in each case as an "Exchanging Holder", (ii) it accepts and shall be subject to the terms of the Fiscal Agency Agreement and the Warrant Agreement as a Noteholder and a Warrantholder, respectively, and (iii) it accepts and shall be subject to the terms of each of the Credit Documents as an Exchanging Holder, as the same may be applicable.

        SECTION 2.    (a) Each Acceding Holder, subject to Section 2(b) below, severally, but not jointly with any other Acceding Holder, (i) represents and warrants that (A) it is duly and legally authorized to enter into this Joinder Agreement, (B) the execution, delivery and performance of this Joinder Agreement do not conflict with any provision of law or, if such Acceding Holder is not an individual, of the charter or by-laws of such Acceding Holder, or of any agreement binding on such Acceding Holder, and (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Joinder Agreement, and to render the same the legal, valid and binding obligation of such Acceding Holder, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Exchange Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (iii) agrees that it will, independently and without reliance upon the Exchanging Holders or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Exchange Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Exchange Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Exchange Agreement are required to be performed by it as an Exchanging Holder.

        (b) Each Acceding Holder, severally, but not jointly with any other Acceding Holder, represents and warrants only as to itself that, except as set forth on Schedule 2 attached hereto, it is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, by virtue, inter alia, of its being (i) a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Warrants or the shares of Common Stock issuable upon exercise of the Warrants, with total assets in excess of $5,000,000, (ii) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her exchange exceeds $1,000,000, or (iii) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. The Company hereby waives the accredited investor representation set forth in Section 8.5 of the Exchange Agreement for those Acceding Holders set forth on Schedule 2.

        SECTION 3.    The Acceding Holders hereby request that the Borrower issue a new global note increasing the principal amount by $6,100,000 and a new global warrant increasing the number of shares exercisable thereunder by an aggregate of 1,116,605 shares of Common Stock; and the Company hereby authorizes and directs the Agent to authenticate and register, in the names and denominations specified herein, and to deliver each such Global Security, when so authenticated and registered, to The Depository Trust Company, or its custodian, on the Effective Date (as defined below).

        SECTION 4.    The effective date for this Joinder Agreement shall be May 29, 2003 (the "Effective Date"). Following the execution of this Joinder Agreement by the Borrower and the Acceding Holders, it will be delivered to the Agent for acceptance.

        SECTION 5.    By execution of this Joinder Agreement, the Borrower hereby certifies that: (i) the sum of the aggregate original principal amount of the Notes to be issued pursuant to this Joinder Agreement, together with the aggregate original principal amount of all other Notes previously issued under the Fiscal Agency Agreement, does not exceed $28,750,000; (ii) the sum of the aggregate amount of Warrant Shares issuable upon exercise of the Warrants to be issued pursuant to this Joinder Agreement, together with the aggregate amount of Warrant Shares issuable (or, if exercised, issued) upon exercise of all Warrants previously issued pursuant to any and all other Joinder Agreements entered into pursuant to (and after the date of) the Exchange Agreement (which, for avoidance of doubt, does not include any Warrants issued to the Exchanger, as that term is defined in and pursuant to the Exchange Agreement, or any Warrants issued pursuant to the Symphony Exchange Agreement) does not exceed 1,967,798; and (iii) this Joinder Agreement, and the Notes and Warrants to be issued pursuant thereto, constitutes a Permitted Exchange in accordance with Section 9.3 of, and otherwise is in accordance with, the Exchange Agreement.

        SECTION 6.    THIS JOINDER AGREEMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS).

        SECTION 7.    The use in this Joinder Agreement of neuter pronouns in reference to a party hereto shall be deemed to include the masculine or feminine, as the context may require.

        SECTION 8.    This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement. This Joinder Agreement, once duly executed

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and delivered in accordance with the terms of the Exchange Agreement, may be relied upon conclusively by the Agent.

        SECTION 9.    Any person that is a holder of Convertible Notes may become an Acceding Holder party to this Joinder Agreement by executing and delivering to the Borrower and the Agent, on or prior to June 30, 2003, an Instrument of Accession, substantially in the form of Annex B attached hereto, provided that the Borrower and the Agent consent to such person becoming an Acceding Holder party to this Joinder Agreement (which consent shall be conclusively deemed to have been given by the Borrower and Agent when each countersigns the Instrument of Accession executed by such person). Any such Instrument of Accession executed by any such person and countersigned by the Borrower and Agent shall become a part of this Joinder Agreement. It is hereby understood and agreed that each of Annex A and Schedule 2 shall be updated to reflect such Acceding Holder's interest. Any exchange of Convertible Notes for Notes by a holder of Convertible Notes who becomes an Acceding Party to this Joinder Agreement shall be deemed to have occurred for all purposes of this Joinder Agreement and such Convertible Notes as of the Effective Date, regardless of the date on which exchange may actually be consummated.

[Remainder of Page Intentionally Left Blank]

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        IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Joinder Agreement to be executed on its behalf by its officer thereunto duly authorized, to take effect as a sealed instrument as of the date first above written.

iBASIS, INC.
By:	/s/ OFER GNEEZY Name: Ofer Gneezy Title: President and CEO
iBASIS GLOBAL, INC.
By:	/s/ RICHARD TENNANT Name: Richard Tennant Title: Treasurer & CFO
ACCEDING HOLDERS listed on Annex A hereto
By:	COMMONWEALTH ADVISORS, INC. their attorney in fact
	By	/s/ WALTER MORALES Name: Walter Morales Title: President Address: P.O. Box 3395 Baton Rouge, LA 70821
Acknowledged this 29 day of May, 2003:
U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent under the Securities Exchange Agreement.
By:	/s/ JOHN BRENNAN Name: John Brennan Title: Trust Officer

Annex A

Name of Acceding Holder	Principal Amount of exchanged Convertible Notes	Principal Amount of new Notes	Number of Shares into which Warrants are exercisable
Ferguson, William & Janiece B.	70,000	35000	6407
Anepohl, Clarilynn D.	45,000	22000	4119
Breaux, Frank W.	100,000	50000	9153
Anepohl, Jr., Fred G.	35,000	18000	3203
Solar, Curtis J & Kay M	20,000	10000	1831
Attrep, John	90,000	45000	8237
Balcom, Grace, Randy & Carolyn	75,000	37000	6864
Ballard, E. Dwight	70,000	35000	6407
Ballard, Dwight & Sandra Jean	20,000	10000	1831
Balle, David S	35,000	18000	3203
Balliro, Peggy G	20,000	10000	1831
Williams, John Kelly	50,000	25000	4576
Bayard, William J	25,000	13000	2288
Anjier, Joseph L	90,000	45000	8237
Bombet MD, Leon H	100,000	50000	9153
Borak, Rachel	35,000	18000	3203
Brewer, Ralph	65,000	32000	5949
Bowman, Edwin A	35,000	18000	3203
Burroughs MD, Richard	175,000	87000	16017
Hirsch, Gary S. & Karen E	75,000	37000	6864
Hirsch, Gary S	130,000	65000	11898
Weldon, William E	170,000	85000	15559
Weldon, William & Cornelia	115,000	57000	10525
Newcomer, JR, George C	90,000	45000	8237
Cassidy, Laura	40,000	20000	3661
Pace, William Robert	70,000	35000	6407
CJS Investments	25,000	13000	2288
Claiborne, Earl B.	110,000	55000	10068
Claiborne, Earl B. & Ethel L.	25,000	13000	2288
Head & Neck P/S Plan, Clinic of	30,000	15000	2746
Head & Neck Pension Pln, Clinic	65,000	32000	5949
Collins, Steven & Eileen	30,000	15000	2746
De Fraites, Rebecca Kay	20,000	10000	1831
de Jongh, Maria P	20,000	10000	1831
De Fraites JR, Emanuel G	50,000	25000	4576
de Jongh, Alberto & Maria	160,000	80000	14644
Delhaye Children's Tr II	65,000	33000	5949
Mayfield, Mary Jo	115,000	57000	10525
Dement, Leon D. & Sylvia L.	75,000	37000	6864
Delhaye, Mary Field	25,000	13000	2288
Dupont, J. Benton	115,000	57000	10525
Dupont MD, J. Benton	30,000	15000	2746
Dyer, Herbert R.	180,000	90000	16475
Phillips, Gary N	210,000	105000	19220
Silverberg, Joel D	25,000	13000	2288
Trahan III, Victor "Trey"	130,000	65000	11898
Barry, Mary Kathleen V	200,000	100000	18305
Cloud, Louise C	60,000	30000	5492

Fazio, Frank L	45,000	23000	4119
Ferguson, William F	50,000	25000	4576
Mayfield FP, Field	65,000	32000	5949
Sanders, Donald Leroy	75,000	37000	6864
Fleury, JR, Linton Albert	55,000	27000	5034
Gasparrini, Sue D	25,000	13000	2288
Gasparrini, William G	65,000	32000	5949
Mayfield, Drew Generation Skippi	10,000	5000	915
Greco, Leu Anne	50,000	25000	4576
Greco TTEE, Cyrus John	100,000	50000	9153
Grissom MD, Robert T	25,000	13000	2288
Grissom MD, Robert T	15,000	8000	1373
Greco, Cyrus John	120,000	60000	10983
Haga, D Bruce	25,000	13000	2288
Hall MD, Donald Leroy	110,000	55000	10068
Kennon JR, Robert F	70,000	35000	6407
Harner, James Oliver	70,000	35000	6407
Hirsch, Karen Elkind	30,000	15000	2746
Haydel, Froisin J.	220,000	110000	20127
Haydel, F. Joseph & Frances L.	50,000	25000	4576
Mayfield Trust, John D.	25,000	13000	2288
Bayard, William J & Peggy G	30,000	15000	2746
Bayard, William J & Peggy G	15,000	8000	1373
Norman, Joseph R.	95,000	47000	8695
Norman, Joseph R. & Susan	15,000	8000	1373
BCL Investment Partnership	90,000	45000	8237
Kirsch JR, William G	40,000	20000	3661
Herad, Khosrow	55,000	27000	5034
Trahan III "Trey", Victor F	10,000	5000	915
Laville, Anne	50,000	25000	4576
Laville, Anne M.	40,000	20000	3661
Lee, David M	40,000	20000	3661
Lee, J. David	100,000	50000	9153
Lockwood, Thomas M.	25,000	13000	2288
La. Realtors Assoc LDF	50,000	25000	4576
Delhaye Trust, Mary Jo	10,000	5000	915
Maestri Jr., Natale A	25,000	13000	2288
Mayfield, Lucy R	40,000	20000	3661
Mayfield, Mary Jane	95,000	47000	8695
Cloyd, William P.	110,000	55000	10068
McMillin, Bill	70,000	35000	6407
McNeil, Edwin B	50,000	25000	4576
Mosley, Guy J & Wanda M	60,000	30000	5492
Mosley, Guy J	30,000	15000	2746
Mosley, Wanda M	40,000	20000	3661
Myres, Betty G	50,000	25000	4576
Myres, Yancey C	45,000	22000	4119
Shannon, Keith D	40,000	20000	3661
Noland, Ameila M	50,000	25000	4576
Ordeneaux, Jerry C.	140,000	70000	12814

Poche, Francis Jay	15,000	8000	1373
Pollard, Glenda S	65,000	32000	5949
Reine MD, Georgia A	20,000	10000	1831
Reine, Georgia A	175,000	87000	16017
Richey, Anne Q	70,000	35000	6407
Richey, Charles A	70,000	35000	6407
Richey, Charles A & Anne Q	60,000	30000	5492
Coleman & Partners, Robert	100,000	50000	9153
Russo III DDS, Camille Joseph	60,000	30000	5492
Russo, Camille J & Patricia	50,000	25000	4576
Russo III DDS MPP, Camille J	90,000	45000	8237
Rucci, Peter J	40,000	20000	3661
Schexnayder, Michael C. & Charl	25,000	13000	2288
Schexnayder MD, Michael C.	60,000	30000	5492
Schucker, Robert Charles	170,000	85000	15559
Schwartzberg, Harvey J	70,000	35000	6407
Schwartzberg, Harvey J & Betty	25,000	13000	2288
Schwartzberg, Ellis J. & Barb	55,000	27000	5034
Shannon, Maureen G	50,000	25000	4576
Drake, Kathryn M	15,000	8000	1373
Cloyd MD, William P.	210,000	105000	19220
Solar, Karen Kay	30,000	15000	2746
Mayfield Trust, Lucy R.	25,000	12000	2288
Steen, Gayle	175,000	87000	16017
Collins TTEE, Steven D	50,000	25000	4576
Stark, Michael M	80,000	40000	7322
Wood, Danny S.	15,000	8000	1373
Cavalier, MD, Steven J.	110,000	55000	10068
Alvarez, MD, Frank J.	100,000	50000	9153
Schwartzberg, MD, Glen	85,000	42000	7780
Robin, MD, Richard L.	140,000	70000	12814
Roberts, MD, Floyd J.	165,000	82000	15102
Melker MD, Merritt "Trey"	100,000	50000	9153
Dement, MD, Leon N.	190,000	95000	17390
Gladney, MD, William W.	100,000	50000	9153
Peairs, MD, Patricia T.	35,000	18000	3203
Hargus, MD, Louis Field	125,000	62000	11441
Waggenspack, MD, Mark	70,000	35000	6407
Silverberg, MD, Joel	25,000	13000	2288
Rolfsen, MD, Michael	80,000	40000	7322
Seiter, MD, Elizabeth D.	90,000	45000	8237
Vicari, MD, Roberta C.	50,000	25000	4576
Vath, MD, Richard R.	105,000	52000	9610
Silvey, Edgar H.	80,000	40000	7322
Hecker MD, Roger	35,000	17000	3203
Earhart MD, Robert N	115,000	57000	10525
Vinci, MD, Edmund	60,000	30000	5492
Fraser, MD, Warren M.	125,000	62000	11441
Thudium, Jr., John F.	165,000	82000	15102
Barry, Mary Kathleen	35,000	18000	3203

Garcia, O J	65,000	32000	5949
Waguespack, Hubert J.	140,000	70000	12814
Waguespack, Phillip J.	100,000	50000	9153
Wall IV, Williams D	45,000	23000	4119
Wall IV, Williams D	30,000	15000	2746
Walsh, Robert Eugene	20,000	10000	1831
Walsh, Robert & Linda	50,000	25000	4576
Williams, John Kelly	80,000	40000	7322
Wood, Danny S. & Leah S.	25,000	13000	2288
Wood, MD, Danny S.	110,000	55000	10068
Bernhard, Jo'An O	40,000	20000	3661
Zuckerman, Steven J.	50,000	25000	4576
Zuckerman, Steven & Marialden	45,000	23000	4119
Allen, Lane	65,000	33000	5949
Ashford, Jules	110,000	55000	10068
Bradford, Juanita	75,000	37000	6864
Ellison, Linda	50,000	25000	4576
Gust, Dorothy	10,000	5000	915
Gust, Richard	65,000	32000	5949
Salter, Barbara	45,000	23000	4119
Summers, Steven	30,000	15000	2746
Summers, Jane	10,000	5000	915
Summers, S & J	35,000	17000	3203
TOTAL:	$11,770,000	$5,884,000	1,077,248
Additional New Notes and Warrants to be held by iBasis until such time as additional Acceding Holders become party to this Joinder Agreement pursuant to Section 9 hereof.	$430,000 —To be exchanged.	$216,000	39,357
TOTAL:	12,200,000	$6,100,000	1,116,605

Schedule 2

Schedule of Exceptions

Name of Acceding Holder	Principal Amount of exchanged Convertible Notes	Principal Amount of new Notes	Number of Shares into which Warrants are exercisable
Allen, Lane	65,000	33,000	5,949
Ashford, Jules	110,000	55,000	10,068
Bradford, Juanita	75,000	37,000	6,864
Ellison, Linda S	50,000	25,000	4,576
Gust, Dorothy B	10,000	5,000	915
Gust, Richard	65,000	32,000	5,949
Salter, Barbara G	45,000	23,000	4,119
Summers, Steven Hall	30,000	15,000	2,746
Summers, Jane Kay	10,000	5,000	915
Summers, Steven & Jane K	35,000	17,000	3,203

Annex B

Instrument of Accession

[June    , 2003]

        Reference is made to that certain Joinder Agreement dated as of May 29, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the "Joinder Agreement"), among iBasis, Inc. (the "Company"), iBasis Global, Inc. ("Global" and together with the Company, the "Borrower"), the Acceding Holders as named therein, and U.S. Bank National Association, as Collateral Agent, Fiscal Agent and Warrant Agent (the "Agent").

        The persons listed on Schedule 1 attached hereto are the owners or holders of the Company's 5 3/4% Convertible Subordinated Notes due 2005 and each person hereby agrees that, by his or her execution hereof, that it is an Acceding Holder party to the Joinder Agreement and that he or she is subject to all of the restrictions and conditions applicable to the Acceding Holders set forth in such Joinder Agreement. This Instrument of Accession shall take effect and shall become a part of said Joinder Agreement immediately upon acceptance thereof by the Borrower and the Agent. Attached hereto are revised Annex A and Schedule 2 to the Joinder Agreement.

        Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

ACCEDING HOLDERS listed on Schedule 1 hereto
By:	COMMONWEALTH ADVISORS, INC. their attorney in fact
By:	Name: Title: Address; P.O. Box 3395 Baton Rouge, LA 70821
Accepted: iBASIS, INC.
By:	Name: Title:

iBASIS GLOBAL, INC.
By:	Name: Title:
U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent under the Securities Exchange Agreement.
By:	Name: Title:

Schedule 1

Name of Acceding Holder	Principal Amount of exchanged Convertible Notes	Principal Amount of new Notes	Number of Shares into which Warrants are exercisable

[List the Acceding Holders that are additional parties to the Joinder Agreement pursuant to Section 9 thereof.]

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  Exhibit 10.57
JOINDER AGREEMENT
  Annex A
  Schedule 2
Schedule of Exceptions
  Annex B
Instrument of Accession
[June , 2003]
  Schedule 1